EXHIBIT 10.112



                                    SCHEDULE
                   (for differences between Exhibit 10.103 and
            substantially identical documents not filed as exhibits)

                    Information on 10 substantially identical
            Indemnity and Guaranty Agreements dated September 8, 2000
                    made by Apple Suites, Inc., as Indemnitor
                 In favor of First Union National Bank as Lender

                                                                          Principal
Location of Hotel                       Borrower                            Amount
-----------------                       --------                           ------

Atlanta/Cumberland, Georgia          Apple Suites SPE I, Inc.              $5,000,000

Ridgeland, Mississippi               Apple Suites SPE I, Inc.               3,000,000

Baltimore, Maryland                  Apple Suites SPE II, Inc.              9,000,000

Atlanta/Norcross, Georgia            Apple Suites SPE II, Inc.              2,800,000

Detroit, Michigan                    Apple Suites SPE II, Inc.              2,500,000

Richmond, Virginia                   Apple Suites SPE II, Inc.              5,500,000

Clearwater, Florida                  Apple Suites SPE II, Inc.              6,000,000

Irving, Texas                        Apple Suites REIT                      5,700,000
                                     Limited Partnership

Plano, Texas                         Apple Suites REIT                      2,500,000
                                     Limited Partnership

Addison, Texas                       Apple Suites REIT                      2,500,000
                                     Limited Partnership
